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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 18, 2008

                              ONCOLOGIX TECH, INC.
           (Name of Small Business Issuer as Specified in Its Charter)

                                     0-15482
                             ----------------------
                            (Commission File Number)

            Nevada                                                86-1006416
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(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                  P.O. Box 8832
                           Grand Rapids, MI 49518-8832
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                    (Address of principal executive offices)

                                 (616) 977-9933
                             ------------------------
                           (Issuer's telephone number)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                      ONCOLOGIX TECH, INC. AND SUBSIDIARIES

                                TABLE OF CONTENTS

                                                                            PAGE

ITEM 2.02. Results of Operations and Financial Condition                      3

ITEM 9.01. Financial Statements and Exhibits                                  3

SIGNATURES                                                                    4

Exhibit 99.1 Unaudited pro forma condensed consolidated
financial information                                                         5

Exhibit 99.2 Asset Purchase Agreement, dated August 18, 2008                  15


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Item 2.02 Results of Operations and Financial Condition

          On August 18, 2008, Oncologix Tech Inc. executed a definitive Asset Purchase Agreement with Institut fur Umwelttechnologien GmbH, a German company ("IUT") of Berlin, Germany, whereby we agreed to sell most of the assets of our Oncosphere product to IUT. The terms of the Agreement provide generally for the transfer to IUT Medical Gmbh ("IUTM") of all the Oncosphere-related assets of Oncologix and the assumption by IUT of all of the liabilities of Oncologix that are related to its Oncosphere development effort. In exchange, Oncologix is to receive a cash payment at the Closing of $50,000, a 20% equity interest in IUTM (currently 33% based on the interests currently outstanding but subject to the issuance of additional interests in IUTM), which has been valued at $367,275 based on the euro to US Dollar exchange rate on August 18, 2008, and royalty payments based on the future revenue of IUTM. Full details of the Agreement will be contained in a Proxy Statement to be prepared by Oncologix in connection with its request for shareholder approval.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

       99.1   Unaudited pro forma condensed consolidated financial information.

       99.2   Asset Purchase Agreement, dated August 18, 2008

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 27, 2008                     ONCOLOGIX TECH INC.


                                            By:  /s/  Judy Lindstrom
                                               --------------------------------
                                                      Judy Lindstrom, President

                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz,
                                                      Chief Financial Officer

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